Notice of Fund Conversion from Prime Money Market Fund to US Government Money Market Fund

Effective on or about August 23, 2024 (the “Conversion Date”), the MoA Money Market Fund (“Fund”) will convert to a “government money market fund,” as defined under Rule 2a-7 of the Investment Company Act of 1940, as amended. The Fund will be renamed the MoA US Government Money Market Fund. The Fund’s investment strategies will change so that the Fund will invest at least 99.5% of the Fund’s assets in cash, government securities and/or repurchase agreements that are fully collateralized by US government securities.

As part of the conversion, the Fund will shift from a floating Net Asset Value (“NAV”) to seeking to preserve the NAV at $1.00 per share. On or about August 23, 2024, the Fund will execute a stock split with the goal of establishing a $1.00 per share NAV. Additionally, the Fund will declare dividends daily and pay them monthly.

The investment advisory fee and other expenses for the Fund are not expected to change as a result of the conversion.

In connection with the conversion of the Fund to a government money market fund, it is anticipated that the Fund will transition its portfolio to securities that are eligible investments for a government money market fund prior to the Conversion Date.

An updated summary prospectus will be filed on or about the Conversion Date and posted on our website at MoAFunds.com.

This Supplement Should Be Retained With Your Prospectus For Future Reference.